Exhibit 99.1



CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Wirt D. Walker lll, the Chief Executive Officer and acting principal financial officer of Aviation General, Incorporated, certify (I) the form 10-QSB/A fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (ii) the information contained in the form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of Aviation General, Incorporated.

/s/ Wirt D. Walker lll

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Wirt D. Walker lll
Chief Executive Officer
Chairman of the Board of Directors